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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         June 4, 2007
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                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                      000-50447              84-1521333
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(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)           Identification No.)


2525 28th Street, Boulder, Colorado                               80301
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         720-564-9100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item   8.01         Other Events.
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                    On June 4, 2007, Pharmion Corporation (the "Company")
                    announced clinical data from various studies investigating the Company's marketed and pipeline products as presented at the American Society of Clinical Oncology's 43rd Annual Meeting.

                    The press releases are filed as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference in their entirety.


Item   9.01         Financial Statements and Exhibits.
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                    (d) Exhibits


                    99.1 Press Release issued by Pharmion Corporation on June 4, 2007 announcing Additional New Data from Satraplatin SPARC Phase 3 Investigational Trial.

                    99.2 Press Release issued by Pharmion Corporation on June 4, 2007 announcing Amrubicin Shows Encouraging Results Compared to Standard of Care in Second Line Treatment of Small Cell Lung Cancer.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PHARMION CORPORATION


 Date:  June 4, 2007             By:  /s/ Steven N. Dupont
                                      ------------------------------------------
                                      Name:   Steven N. Dupont
                                      Title:  Vice President and General Counsel


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